UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2012

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 794-7100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 – Unregistered Sales of Equity Securities.

On June 15, 2012, Streamline Health Solutions, Inc. (the “Company”) received notice that IPP Holdings Company has elected to convert the convertible subordinated note in the principal amount of $3,000,000, dated December 7, 2011. A copy of the note was previously filed with the Securities and Exchange Commission on December 8, 2011 as Exhibit 10.2 to the current report on Form 8-K. Such current report on Form 8-K is incorporated herein by reference. As a result of the conversion, the Company will issue 1,529,729 shares of common stock to such holder in accordance with the terms of the note and the note will be satisfied in full and cancelled.

The foregoing issuance will be made in reliance upon the exemption provided in Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: June 21, 2012

	By:	/s/ Stephen H. Murdock
Stephen H. Murdock Chief Financial Officer